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                        CONSENT OF INDEPENDENT AUDITORS




     We consent to the incorporation by reference in Registration Statement No. 33-68538 of SuburbFed Financial Corp. on Form S-8 of our report dated March 25, 1997 appearing in this Annual Report on Form 11-K of SuburbFed Financial Corp. for the year ended December 31, 1996.



                                                    [SIGNATURE]


                                             Cobitz, VandenBerg & Fennessy



March 26, 1997
Hickory Hills, Illinois


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